MERRILL LYNCH
MARYLAND
MUNICIPAL
BOND FUND



FUND LOGO



Annual Report

July 31, 1999



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.






Merrill Lynch Maryland
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



Merrill Lynch Maryland Municipal Bond Fund
July 31, 1999


TO OUR SHAREHOLDERS



The Municipal Market Environment
During the six months ended July 31, 1999, long-term bond yields rose significantly. Steady US economic growth combined with improvement in foreign economies, most notably Japan and Brazil, as well as an inflation scare in early May put upward pressure on bond yields throughout the period. Continued strong US employment growth, particularly the decline in the US unemployment rate to 4.2% in early June, was among the reasons the Federal Reserve Board cited for raising short-term interest rates in late June. US Treasury bond yields reacted by climbing above 6.15% by late June before improving somewhat to 6.10% by July 31, 1999. During the last six months, yields on long-term US Treasury securities increased approximately 100 basis points (1.00%).

Long-term tax-exempt bond yields also rose during the last six months. Until early May, the municipal bond market had been able to withstand much of the upward pressure on bond yields. However, investor concerns regarding ongoing US economic strength and the fear of additional moves by the Federal Reserve Board eventually pushed municipal bond yields higher throughout June and July. During the period, the yields on long-term tax-exempt revenue bonds rose almost 50 basis points to 5.65%, as measured by the Bond Buyer Revenue Bond Index.

The ability of the tax-exempt bond market to withstand much of the recent upward pressure on long-term fixed-income bond yields has been a reflection of the continued strong technical position the municipal bond market has enjoyed in recent quarters. During the last six months, more than $120 billion in long-term municipal bonds was underwritten, a decrease of more than 20% compared to the same period a year ago. During the past three months, more than $60 billion in municipal bonds was underwritten. This quarterly issuance represents a decline of nearly 25% compared to the same three-month period in 1998.

Recently, the municipal supply position deteriorated even further. Total issuance in July 1999 of $16.5 billion was more than 30% lower than July 1998 levels. Additionally, in June and July, investors received more than $40 billion in coupon income and proceeds from bond maturities and early bond redemptions. These proceeds have generated significant retail investor interest, easily absorbing the recent diminished supply. This very favorable supply/demand position allowed the tax-exempt bond market to outperform its taxable counterpart in recent months.

However, the recent relative outperformance of the municipal bond market has somewhat reduced the very attractive tax-exempt bond yield ratios that were available at the end of 1998. In December 1998, long-term, uninsured municipal bond yields were higher than those of their taxable counterparts. Historically, long-term tax-exempt bond yields have been approximately 82%--85% of long-term US Treasury bond yields. Municipal bond yields rose at a lower rate in recent months than US Treasury bond yields, causing the yield ratio to decline. At July 31, 1999, long-term municipal bond yields were approximately 92% of their taxable counterparts. Current ratios, while lower than those available at the end of 1998, still represent historically attractive levels. We expect the municipal bond market to maintain its strong technical position for the remainder of 1999. Consequently, there appears to be little reason for the tax-exempt bond market to underperform the taxable US Treasury bond market. This suggests that the present bond yield ratio is likely to remain stable in the coming months and a return to a ratio in excess of 100% of taxable Treasury securities is improbable.

Looking ahead, it appears to us that long-term municipal bond yields will trade in a relatively tight range near current levels. Strong US economic performance is being balanced by nearly negligible inflation data, as well as improvements in productivity in both manufacturing and service industries. Future moves by the Federal Reserve Board have largely been discounted by bond markets and are to a great extent reflected in present bond yields.

Any improvement in bond prices is likely to be contingent upon weakening in both US employment growth and consumer spending. The 100 basis point rise in US Treasury bond yields seen thus far this year is likely to negatively affect US economic growth. The US housing market will be among the first sectors likely to be affected, as some declines have already been evidenced because of higher mortgage rates. We believe it is also unrealistic to expect double-digit returns in US equity markets to continue indefinitely. Much of the US consumer's wealth is tied to recent stock market appreciation. Any slowing in these incredible growth rates is likely to reduce consumer spending. These factors suggest that the worst of the recent increase in bond yields has passed and stable, if not slightly improving, bond prices may be expected.


Merrill Lynch Maryland Municipal Bond Fund
July 31, 1999


Fiscal Year in Review
The Fund started the fiscal year ended July 31, 1999 fully invested based on our expectations for steady economic growth and low inflation. This scenario characterized the first six months of the fiscal year. Therefore, we held a neutral-to-aggressive investment posture for much of this period. We maintained the Fund's fully invested position and structured the portfolio in an effort to enable us to participate in any bond market rally, thus enhancing the total return to shareholders. In addition, we carefully monitored our call protection in order to seek to achieve ample tax-exempt income for our shareholders for many years to come.

During the second half of the fiscal year, the combination of strong growth and accelerating inflationary concerns caused the Federal Reserve Board to raise short-term interest rates by 25 basis points. Over the last few months of the fiscal year, we realized that both growth and inflationary fears could negatively impact the bond market, and we shifted our portfolio strategy. We adopted a defensive position by reducing our exposure to the bond market and by maintaining a cash reserve position of about 10%--15% of net assets.

Looking ahead, we are seeking an opportune time to reenter the bond market. Since long-term Treasury yields are now over 6% and long-term municipal bonds are trading at approximately 95% of Treasury issues (as compared to the historic average of between 85%--90%), we are considering this opportunity to reinvest the Fund's cash reserves at significantly higher yields than just a few months earlier.

During the fiscal year ended July 31, 1999, our investment strategies benefited the Fund's performance, as the Fund had total returns of +1.87%, +1.36%, +1.26% and +1.67% for Class A, Class B,
Class C and Class D Shares, respectively. (Complete performance information can be found on pages 3-5 of this report to shareholders.)


In Conclusion
We appreciate your ongoing interest in Merrill Lynch Maryland
Municipal Bond Fund, and we look forward to serving your investment needs in the months and years to come.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Hugh T. Hurley III)
Hugh T. Hurley III
Vice President and Portfolio Manager




September 8, 1999





Merrill Lynch Maryland Municipal Bond Fund
July 31, 1999


PERFORMANCE DATA



About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.




Recent Performance Results*
                                                                                                   Standardized
                                                     12 Month        3 Month     Since Inception   30-Day Yield
                                                   Total Return    Total Return    Total Return   As of 7/31/99
ML Maryland Municipal Bond Fund Class A Shares         +1.87%         -1.92%         +27.74%            3.52%
ML Maryland Municipal Bond Fund Class B Shares         +1.36          -2.14          +24.04             3.16
ML Maryland Municipal Bond Fund Class C Shares         +1.26          -2.16          +33.96             3.06
ML Maryland Municipal Bond Fund Class D Shares         +1.67          -2.04          +37.16             3.43

*Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's since inception dates are from 10/29/93 for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.


Merrill Lynch Maryland Municipal Bond Fund
July 31, 1999


PERFORMANCE DATA (continued)



Total Return Based on a $10,000 Investment--Class A Shares and
Class B Shares

A line graph depictign the growth of an investment in the Fund's
Class A Shares and Class B Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                       10/29/93**     7/99

ML Maryland Municipal Bond Fund++--
Class A Shares*                        $ 9,600      $12,263

ML Maryland Municipal Bond Fund++--
Class B Shares*                        $10,000      $12,404

Lehman Brothers Municipal Bond
Index++++                              $10,000      $13,614


Total Return Based on a $10,000 Investment--Class C Shares and
Class D Shares

A line graph depictign the growth of an investment in the Fund's
Class C Shares and Class D Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                       10/21/94**     7/99

ML Maryland Municipal Bond Fund++--
Class C Shares*                        $10,000      $13,396

ML Maryland Municipal Bond Fund++--
Class D Shares*                        $ 9,600      $13,168

Lehman Brothers Municipal Bond
Index++++                              $10,000      $14,235

[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of operations.
  ++ML Maryland Municipal Bond Fund invests primarily in long-term investment-grade obligations issued by or on behalf of the state of Maryland, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++++This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds. The starting date for the Index in the Class C & Class D Shares' graph is from 10/31/94.
    Past performance is not predictive of future performance.



Merrill Lynch Maryland Municipal Bond Fund


July 31, 1999


PERFORMANCE DATA (concluded)



Average Annual Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/99                         +1.72%         -2.35%
Five Years Ended 6/30/99                   +6.36          +5.49
Inception (10/29/93)
through 6/30/99                            +4.35          +3.60

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 6/30/99                         +1.31%         -2.58%
Five Years Ended 6/30/99                   +5.84          +5.84
Inception (10/29/93)
through 6/30/99                            +3.84          +3.84

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 6/30/99                         +1.21%         +0.23%
Inception (10/21/94)
through 6/30/99                            +6.39          +6.39

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 6/30/99                         +1.72%         -2.35%
Inception (10/21/94)
through 6/30/99                            +6.91          +5.99

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



Merrill Lynch Maryland Municipal Bond Fund
July 31, 1999


PORTFOLIO ABBREVIATIONS


To simplify the listings of Merrill Lynch Maryland
Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax (subject to)
GO         General Obligation Bonds
PCR        Pollution Control Revenue Bonds
S/F        Single-Family
STRIPES    Short-Term Rate Inverse Payment Exempt Securities
VRDN       Variable Rate Demand Notes


SCHEDULE OF INVESTMENTS                                                                                 (in Thousands)
S&P        Moody's     Face                                                                                       Value
Ratings    Ratings    Amount                               Issue                                                (Note 1a)

Maryland--86.6%
AAA        Aaa       $1,000   Baltimore, Maryland, Baltimore City Parking System Facilities, Revenue
                              Refunding Bonds, Series A, 5.25% due 7/01/2021 (b)                                 $   991

A1+        Aa3        1,000   Baltimore, Maryland, Port Facilities Revenue Refunding Bonds (Consolidated
                              Coal Sales), 6.50% due 12/01/2010                                                    1,077

AA         Aa3          600   Carroll County, Maryland, GO (County Commissioners-Consolidated Public
                              Improvement), 6.50% due 10/01/2024                                                     658

                              Maryland State Community Development Administration, Department of Housing and
                              Community Development, Revenue Refunding Bonds (Residential):
NR*        Aa2        1,000     AMT, Series D, 5.25% due 9/01/2029                                                   959
NR*        Aa2        1,250     Series A, 5.60% due 3/01/2017 (c)                                                  1,260

                              Maryland State Community Development Administration, S/F Program Revenue
                              Refunding Bonds (Department of Housing and Community Development):
NR*        Aa2          375     AMT, 7th Series, 7.30% due 4/01/2025                                                 390
NR*        Aa2          500     4th Series, 6.45% due 4/01/2014                                                      526
NR*        Aa2          250     6th Series, 7.05% due 4/01/2017                                                      263

A-         NR*        1,000   Maryland State Energy Financing Administration, Solid Waste Disposal Revenue
                              Bonds, Limited Obligation (Wheelabrator Water Projects), AMT, 6.45%
                              due 12/01/2016                                                                       1,058

                              Maryland State Health and Higher Educational Facilities Authority Revenue Bonds:
AA+        Aa2        2,165     (Hospital-Charity Obligation Group), Series A, 5% due 11/01/2029                   1,997
AAA        Aaa        1,000     (Johns Hopkins Medicine), 5% due 7/01/2029 (g)                                       940
AAA        Aaa          625     (University of Maryland Medical Systems), Series B, 7% due 7/01/2022 (b)             754

                              Maryland State Health and Higher Educational Facilities Authority, Revenue
                              Refunding Bonds:
AAA        Aaa        1,470     (Maryland General Hospital), 6.125% due 7/01/2019 (g)                              1,544
AA+        A2         1,200     (Memorial Hospital of Cumberland), 6.50% due 7/01/2004 (h)                         1,310
NR*        VMIG1++    1,500     (Pooled Loan Program), VRDN, Series A, 3.15% due 4/01/2035 (j)                     1,500

AAA        Aaa          500   Maryland State Transportation Authority, Special Obligation Revenue Bonds
                              (Baltimore/Washington International Airport Project), AMT, Series A, 6.25%
                              due 7/01/2014 (b)                                                                      531

                              Maryland Water Quality Financing Administration, Revolving Loan Fund Revenue
                              Bonds, Series A:
AA         Aa2          300     6.375% due 9/01/2010                                                                 323
AA         Aa2          500     6.55% due 9/01/2014                                                                  534

NR*        Aa2          440   Montgomery County, Maryland, Housing Opportunities Commission, S/F Mortgage
                              Revenue Refunding Bonds, Series A, 5.75% due 7/01/2013                                 458

AAA        Aaa          500   Montgomery County, Maryland, Parking Authority, Revenue Refunding Bonds (Silver
                              Spring Parking Lot), Series A, 6.25% due 6/01/2009 (b)                                 534


Merrill Lynch Maryland Municipal Bond Fund
July 31, 1999

SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)
S&P        Moody's     Face                                                                                       Value
Ratings    Ratings    Amount                          Issue                                                     (Note 1a)

Maryland (concluded)
NR*        Baa       $1,000   Montgomery County, Maryland, Revenue Authority, Golf Course System Revenue
                              Bonds, Series A, 6.125% due 10/01/2022                                             $ 1,021

NR*        A2         1,000   Northeast Maryland, Waste Disposal Authority, Solid Waste Revenue Bonds
                              (Montgomery County Resource Recovery Project), AMT, Series A, 6.30%
                              due 7/01/2016                                                                        1,048

AAA        NR*          500   Prince Georges County, Maryland, Housing Authority, Mortgage Revenue Refunding
                              Bonds(Parker Apartments Project), Series A, 7.25% due 11/20/2016 (f)(k)                527

AAA        NR*          855   Prince Georges County, Maryland, Housing Authority, S/F Mortgage Revenue Bonds,
                              AMT, Series A, 6.60% due 12/01/2025 (d)                                                899

                              Prince Georges County, Maryland, PCR, Refunding (Potomac Electric Project):
A          A1         2,250     5.75% due 3/15/2010                                                                2,391
A          A1           250     6.375% due 1/15/2023                                                                 266

                              University of Maryland, University Revenue Bonds, VRDN (j):
A1+        VMIG1++    1,200     (Equipment Loan Program), Series A, 3.15% due 7/01/2015                            1,200
A1+        VMIG1++      200     (Revolving Equipment Loan Program), Series B, 3.15% due 7/01/2015                    200

AAA        Aaa        1,000   Washington, D.C., Metropolitan Area Transit Authority, Gross Revenue
                              Refunding Bonds, 6% due 7/01/2010 (b)                                                1,083

AA         Aaa          500   Washington Suburban Sanitation District, Maryland, GO, 6.625% due 6/01/2004 (h)        548

Puerto Rico--13.2%

A1+        VMIG1++    1,200   Puerto Rico Commonwealth, Government Development Bank, Revenue Refunding Bonds,
                              VRDN, 2.55% due 12/01/2015 (g)(j)                                                    1,200

A          Aaa          510   Puerto Rico Commonwealth, Highway and Transportation Authority, Highway Revenue
                              Bonds, Series T, 6.625% due 7/01/2002 (h)                                              553

A1+        VMIG1++      800   Puerto Rico Commonwealth Highway and Transportation Authority, Transportation
                              Revenue Refunding Bonds, VRDN, Series A, 2.85% due 7/01/2028 (a)(j)                    800

                              Puerto Rico Electric Power Authority, Power Revenue Bonds:
AAA        Aaa          400     STRIPES, Series T, 7.742% due 7/01/2005 (e)(i)                                       453
BBB+       Aaa        1,000     Series P, 7% due 7/01/2001 (h)                                                     1,076

Total Investments (Cost--$29,927)--99.8%                                                                          30,872

Variation Margin on Financial Futures Contracts**--0.0%                                                               10

Other Assets Less Liabilities--0.2%                                                                                   55
                                                                                                                 -------
Net Assets--100.0%                                                                                               $30,937
                                                                                                                 =======


(a)AMBAC Insured.
(b)FGIC Insured.
(c)FHA Insured.
(d)FNMA/GNMA Collateralized.
(e)FSA Insured.
(f)GNMA Collateralized.
(g)MBIA Insured.
(h)Prerefunded.
(i)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 1999.
(j)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 1999.
(k)All or a portion of security held as collateral in connection with open financial futures contracts.
  *Not Rated.
 **Financial futures contracts sold as of July 31, 1999 were as follows:
                                          (in Thousands)

                                                   Value
   Number of                       Expiration     (Notes
   Contracts      Issue               Date        1a & 1b)

      30     US Treasury Bonds   September 1999   $3,449
                                                  ------
   Total Financial Futures Contracts Sold
   (Total Contract Price--$3,426)                 $3,449
                                                  ======

 ++Highest short-term rating by Moody's Investors Service, Inc.

Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.



Merrill Lynch Maryland Municipal Bond Fund
July 31, 1999


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of July 31, 1999
Assets:             Investments, at value (identified cost--$29,926,687) (Note 1a)                          $ 30,872,053
                    Cash                                                                                          58,580
                    Receivables:
                      Interest                                                             $    327,019
                      Variation margin (Note 1b)                                                 10,312          337,331
                                                                                           ------------
                    Prepaid registration fees and other assets (Note 1e)                                             427
                                                                                                            ------------
                    Total assets                                                                              31,268,391
                                                                                                            ------------

Liabilities:        Payables:
                      Beneficial interest redeemed                                              175,774
                      Dividends to shareholders (Note 1f)                                        19,227
                      Distributor (Note 2)                                                       12,579
                      Investment adviser (Note 2)                                                 6,878          214,458
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       117,231
                                                                                                            ------------
                    Total liabilities                                                                            331,689
                                                                                                            ------------

Net Assets:         Net assets                                                                              $ 30,936,702
                                                                                                            ============
Net Assets          Class A Shares of beneficial interest, $.10 par value,
Consist of:         unlimited number of shares authorized                                                   $     24,157
                    Class B Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                        259,178
                    Class C Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                         28,880
                    Class D Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                         11,417
                    Paid-in capital in excess of par                                                          31,010,865
                    Accumulated realized capital losses on investments--net (Note 5)                          (1,319,724)
                    Unrealized appreciation on investments--net                                                  921,929
                                                                                                            ------------
                    Net assets                                                                              $ 30,936,702
                                                                                                            ============

Net Asset Value:    Class A--Based on net assets of $2,308,784 and 241,571 shares of
                    beneficial interest outstanding                                                         $       9.56
                                                                                                            ============
                    Class B--Based on net assets of $24,775,452 and 2,591,785 shares of
                    beneficial interest outstanding                                                         $       9.56
                                                                                                            ============
                    Class C--Based on net assets of $2,761,576 and 288,800 shares of
                    beneficial interest outstanding                                                         $       9.56
                                                                                                            ============
                    Class D--Based on net assets of $1,090,890 and 114,172 shares of
                    beneficial interest outstanding                                                         $       9.55
                                                                                                            ============

                    See Notes to Financial Statements.



Merrill Lynch Maryland Municipal Bond Fund
July 31, 1999


FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                       For the Year Ended
                                                                                                           July 31, 1999
Investment Income   Interest and amortization of premium and discount earned                                $  1,678,779
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    174,502
                    Account maintenance and distribution fees--Class B (Note 2)                 126,181
                    Professional fees                                                            75,787
                    Printing and shareholder reports                                             66,559
                    Accounting services (Note 2)                                                 45,934
                    Account maintenance and distribution fees--Class C (Note 2)                  17,318
                    Transfer agent fees--Class B (Note 2)                                        13,482
                    Registration fees (Note 1e)                                                   8,264
                    Pricing fees                                                                  5,571
                    Amortization of organization expenses (Note 1e)                               3,861
                    Custodian fees                                                                2,977
                    Trustees' fees and expenses                                                   1,764
                    Transfer agent fees--Class C (Note 2)                                         1,598
                    Account maintenance fees--Class D (Note 2)                                    1,271
                    Transfer agent fees--Class A (Note 2)                                         1,030
                    Transfer agent fees--Class D (Note 2)                                           561
                    Other                                                                         1,164
                                                                                           ------------
                    Total expenses before reimbursement                                         547,824
                    Reimbursement of expenses (Note 2)                                         (101,766)
                                                                                           ------------
                    Total expenses after reimbursement                                                           446,058
                                                                                                            ------------
                    Investment income--net                                                                     1,232,721
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                             (1,243)
Unrealized Loss on  Change in unrealized appreciation on investments--net                                       (845,175)
Investments--Net                                                                                            ------------
(Notes 1b, 1d & 3): Net Increase in Net Assets Resulting from Operations                                    $    386,303
                                                                                                            ============

                    See Notes to Financial Statements.



Merrill Lynch Maryland Municipal Bond Fund
July 31, 1999


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                             For the Year Ended July 31,
Increase (Decrease) in Net Assets:                                                              1999             1998
Operations:         Investment income--net                                                 $  1,232,721      $ 1,167,335
                    Realized gain (loss) on investments--net                                     (1,243)         300,420
                    Change in unrealized appreciation on investments--net                      (845,175)          49,884
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                        386,303        1,517,639
                                                                                           ------------     ------------

Dividends to        Investment income--net:
Shareholders          Class A                                                                  (101,565)        (102,297)
(Note 1f):            Class B                                                                  (969,356)        (939,203)
                      Class C                                                                  (107,774)         (80,611)
                      Class D                                                                   (54,026)         (45,224)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from
                    dividends to shareholders                                                (1,232,721)      (1,167,335)
                                                                                           ------------     ------------

Beneficial          Net increase in net assets derived from beneficial
Interest            interest transactions                                                     2,759,849        1,972,509
Transactions                                                                               ------------     ------------
(Note 4):

Net Assets:         Total increase in net assets                                              1,913,431        2,322,813
                    Beginning of year                                                        29,023,271       26,700,458
                                                                                           ------------     ------------
                    End of year                                                            $ 30,936,702     $ 29,023,271
                                                                                           ============     ============


                    See Notes to Financial Statements.




Merrill Lynch Maryland Municipal Bond Fund
July 31, 1999


FINANCIAL INFORMATION (continued)

Financial Highlights
The following per share data and ratios have been derived
from information provided in the financial statements.                                     Class A
                                                                                 For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                  1999      1998      1997      1996       1995
Per Share           Net asset value, beginning of year                $   9.80   $   9.66  $   9.21  $   9.15   $   9.20
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .43        .47       .48       .47        .52
                    Realized and unrealized gain (loss) on
                    investments--net                                      (.24)       .14       .45       .06       (.05)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .19        .61       .93       .53        .47
                                                                      --------   --------  --------  --------   --------
                    Less dividends from investment income--net            (.43)      (.47)     (.48)     (.47)      (.52)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $   9.56   $   9.80  $   9.66  $   9.21   $   9.15
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   1.87%      6.46%    10.35%     5.85%      5.39%
Return:*                                                              ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                        .94%       .73%      .47%      .37%       .13%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                             1.26%      1.21%     1.32%     1.26%      1.57%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               4.35%      4.80%     5.11%     5.04%      5.80%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $  2,309   $  2,303  $  1,928  $  1,252   $  1,362
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  30.98%     88.89%    94.90%    81.87%     73.99%
                                                                      ========   ========  ========  ========   ========

                   *Total investment returns exclude the effects of sales charges.

                    See Notes to Financial Statements.



Merrill Lynch Maryland Municipal Bond Fund
July 31, 1999


FINANCIAL INFORMATION (continued)

Financial Highlights
The following per share data and ratios have been derived
from information provided in the financial statements.                                     Class B
                                                                                 For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                  1999      1998      1997      1996       1995
Per Share           Net asset value, beginning of year                $   9.80   $   9.66  $   9.21  $   9.16   $   9.20
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .38        .42       .43       .42        .47
                    Realized and unrealized gain (loss) on
                    investments--net                                      (.24)       .14       .45       .05       (.04)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .14        .56       .88       .47        .43
                                                                      --------   --------  --------  --------   --------
                    Less dividends from investment income--net            (.38)      (.42)     (.43)     (.42)      (.47)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $   9.56   $   9.80  $   9.66  $   9.21   $   9.16
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   1.36%      5.92%     9.79%     5.19%      4.96%
Return:*                                                              ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                       1.45%      1.23%      .97%      .88%       .65%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                             1.77%      1.72%     1.82%     1.77%      2.08%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               3.84%      4.29%     4.59%     4.52%      5.29%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $ 24,775   $ 23,306  $ 21,851  $ 22,053   $ 18,371
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  30.98%     88.89%    94.90%    81.87%     73.99%
                                                                      ========   ========  ========  ========   ========

                   *Total investment returns exclude the effects of sales charges.

                    See Notes to Financial Statements.


Merrill Lynch Maryland Municipal Bond Fund
July 31, 1999


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
                                                                                            Class C
The following per share data and ratios have been derived                                                  For the Period
from information provided in the financial statements.                                                     Oct. 21, 1994++
                                                                            For the Year Ended July 31,       to July 31,
Increase (Decrease) in Net Asset Value:                                 1999       1998      1997      1996      1995
Per Share           Net asset value, beginning of period              $   9.80   $   9.67  $   9.22  $   9.16   $   8.79
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .37        .41       .42       .41        .36
                    Realized and unrealized gain (loss) on
                    investments--net                                      (.24)       .13       .45       .06        .37
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .13        .54       .87       .47        .73
                                                                      --------   --------  --------  --------   --------
                    Less dividends from investment income--net            (.37)      (.41)     (.42)     (.41)      (.36)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $   9.56   $   9.80  $   9.67  $   9.22   $   9.16
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   1.26%      5.70%     9.67%     5.18%      8.51%+++
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                       1.56%      1.34%     1.07%     1.00%       .82%*
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                             1.88%      1.82%     1.92%     1.88%      2.08%*
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               3.73%      4.19%     4.47%     4.39%      5.08%*
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $  2,762   $  2,307  $  2,038  $  2,229   $  1,013
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  30.98%     88.89%    94.90%    81.87%     73.99%
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                   *Total investment returns exclude the effects of sales charges.
                  ++Commencement of operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Maryland Municipal Bond Fund
July 31, 1999


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                                            Class D
The following per share data and ratios have been derived                                                  For the Period
from information provided in the financial statements.                                                     Oct. 21, 1994++
                                                                            For the Year Ended July 31,       to July 31,
Increase (Decrease) in Net Asset Value:                                 1999       1998      1997      1996      1995
Per Share           Net asset value, beginning of period              $   9.80   $   9.66  $   9.21  $   9.16   $   8.79
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .42        .46       .47       .46        .40
                    Realized and unrealized gain (loss) on
                    investments--net                                      (.25)       .14       .45       .05        .37
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .17        .60       .92       .51        .77
                                                                      --------   --------  --------  --------   --------
                    Less dividends from investment income--net            (.42)      (.46)     (.47)     (.46)      (.40)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $   9.55   $   9.80  $   9.66  $   9.21   $   9.16
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   1.67%      6.35%    10.24%     5.63%      8.94%+++
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                       1.04%       .83%      .56%      .47%       .31%*
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                             1.36%      1.31%     1.41%     1.36%      1.55%*
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               4.25%      4.70%     5.00%     4.91%      5.57%*
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $  1,091   $  1,107  $    883  $    647   $    517
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  30.98%     88.89%    94.90%    81.87%     73.99%
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales charges. ++Commencement of operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Maryland Municipal Bond Fund
July 31, 1999


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Maryland Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a period not exceeding five years. Prepaid registration fees are charged to expense as the related shares are issued.


Merrill Lynch Maryland Municipal Bond Fund
July 31, 1999


NOTES TO FINANCIAL STATEMENTS (concluded)


(f) Dividends and distributions - Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $500 million;
 .525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .50% of average daily net assets in excess of $1 billion.

For the year ended July 31, 1999, FAM earned fees of $174,502, of which $101,766 was voluntarily waived.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                     Account    Distribution
                                 Maintenance Fee     Fee

Class B                               .25%          .25%
Class C                               .25%          .35%
Class D                               .10%           --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended July 31, 1999, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                MLFD      MLPF&S

Class A                         $ 53    $  563
Class D                         $651    $6,440

For the year ended July 31, 1999, MLPF&S received contingent deferred sales charges of $51,953 and $1,780 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, PFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 1999 were $9,029,495 and $10,261,423, respectively.

Net realized losses for the year ended July 31, 1999 and net unrealized gains (losses) as of July 31, 1999 were as follows:

                                                  Unrealized
                                     Realized        Gains
                                      Losses       (Losses)

Long-term investments              $   (1,243)    $  945,366
Financial futures contracts                --        (23,437)
                                   ----------     ----------
Total                              $   (1,243)    $  921,929
                                   ==========     ==========

As of July 31, 1999, net unrealized appreciation for Federal income tax purposes aggregated $945,366, of which $1,169,631 was related to appreciated securities and $224,265 was related to depreciated securities.


Merrill Lynch Maryland Municipal Bond Fund
July 31, 1999


The aggregate cost of investments at July 31, 1999 for Federal income tax purposes was $29,926,687.


4. Beneficial Interest Transactions:
Net increase in net assets derived from beneficial interest transactions was $2,759,849 and $1,972,509 for the years ended July 31, 1999 and July 31, 1998, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Year                         Dollar
Ended July 31, 1999                   Shares        Amount

Shares sold                            86,202    $   850,321
Shares issued to shareholders
in reinvestment of dividends            7,497         73,803
                                   ----------    -----------
Total issued                           93,699        924,124
Shares redeemed                       (87,187)      (858,231)
                                   ----------    -----------
Net increase                            6,512    $    65,893
                                   ==========    ===========


Class A Shares for the Year                         Dollar
Ended July 31, 1998                   Shares        Amount

Shares sold                            86,747    $   841,841
Shares issued to shareholders
in reinvestment of dividends            7,424         72,228
                                   ----------    -----------
Total issued                           94,171        914,069
Shares redeemed                       (58,645)      (568,023)
                                   ----------    -----------
Net increase                           35,526    $   346,046
                                   ==========    ===========


Class B Shares for the Year                         Dollar
Ended July 31, 1999                   Shares        Amount

Shares sold                           669,526    $ 6,623,529
Shares issued to shareholders
in reinvestment of dividends           47,928        472,323
                                   ----------    -----------
Total issued                          717,454      7,095,852
Automatic conversion of shares        (10,128)       (99,875)
Shares redeemed                      (493,512)    (4,864,156)
                                   ----------    -----------
Net increase                          213,814    $ 2,131,821
                                   ==========    ===========


Class B Shares for the Year                         Dollar
Ended July 31, 1998                   Shares        Amount

Shares sold                           485,875    $ 4,742,543
Shares issued to shareholders
in reinvestment of dividends           48,688        473,559
                                   ----------    -----------
Total issued                          534,563      5,216,102
Automatic conversion of shares           (324)        (3,128)
Shares redeemed                      (417,311)    (4,045,533)
                                   ----------    -----------
Net increase                          116,928    $ 1,167,441
                                   ==========    ===========


Class C Shares for the Year                         Dollar
Ended July 31, 1999                   Shares        Amount

Shares sold                           134,939    $ 1,337,283
Shares issued to shareholders
in reinvestment of dividends            6,135         60,412
                                   ----------    -----------
Total issued                          141,074      1,397,695
Shares redeemed                       (87,531)      (854,386)
                                   ----------    -----------
Net increase                           53,543    $   543,309
                                   ==========    ===========


Class C Shares for the Year                         Dollar
Ended July 31, 1998                   Shares        Amount

Shares sold                            87,052    $   850,640
Shares issued to shareholders
in reinvestment of dividends            6,538         63,584
                                   ----------    -----------
Total issued                           93,590        914,224
Shares redeemed                       (69,148)      (666,153)
                                   ----------    -----------
Net increase                           24,442    $   248,071
                                   ==========    ===========


Class D Shares for the Year                         Dollar
Ended July 31, 1999                   Shares        Amount

Shares sold                            40,336    $   401,924
Automatic conversion of shares         10,138         99,875
Shares issued to shareholders
in reinvestment of dividends            2,986         29,407
                                   ----------    -----------
Total issued                           53,460        531,206
Shares redeemed                       (52,307)      (512,380)
                                   ----------    -----------
Net increase                            1,153    $    18,826
                                   ==========    ===========


Class D Shares for the Year                         Dollar
Ended July 31, 1998                   Shares        Amount

Shares sold                            53,290    $   520,726
Automatic conversion of shares            324          3,128
Shares issued to shareholders
in reinvestment of dividends            2,627         25,556
                                   ----------    -----------
Total issued                           56,241        549,410
Shares redeemed                       (34,670)      (338,459)
                                   ----------    -----------
Net increase                           21,571    $   210,951
                                   ==========    ===========

5. Capital Loss Carryforward:
At July 31, 1999, the Fund had a net capital loss carryforward of approximately $1,193,000, of which $415,000 expires in 2003 and $778,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains.



Merrill Lynch Maryland Municipal Bond Fund
July 31, 1999

<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Merrill Lynch Maryland Municipal Bond Fund of
Merrill Lynch Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Maryland Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1999, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1999 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Maryland Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
September 10, 1999
</AUDIT-REPORT>


IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by Merrill Lynch Maryland Municipal Bond Fund during its taxable year ended July 31, 1999 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributed by the Fund during the year.

Please retain this information for your records.




Merrill Lynch Maryland Municipal Bond Fund
July 31, 1999


OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Arthur Zeikel, Trustee
Vincent R. Giordano, Senior Vice President
Hugh T. Hurley III, Vice President
Kenneth A. Jacob, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863